================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 28, 1997



                         Access Financial Lending Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        333-07837              41-1768416
  ----------------------------          ------------          ----------------
  (State or Other Jurisdiction           (Commission          (I.R.S. Employer
        of Incorporation)               File Number)         Identification No.)


               400 Highway 169 South
                    Suite 400
             St. Louis Park, Minnesota                           55426
           ---------------------------                         ----------
               (Address of Principal                           (Zip Code)
                Executive Offices)

Registrant's telephone number, including area code (612) 542-6500


                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07837) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1997-1 (the "Trust") issued $273,599,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1997-1 (the "Certificates"), on February 28, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of February 1, 1997, among Access Financial Lending Corp., as seller (the "Seller") and master servicer (the "Master Servicer"), Access Financial Receivables Corp. (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Certificates consist of three classes of fixed rate certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, and two classes of variable rate certificates, the Class A-1 Group I Certificates, and the Class A-5 Group II Certificates (collectively, the "Class A Certificates"). In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust consist primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

     Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Group I Certificates will be equal to the lesser of (i) the London interbank offered rate for one-month United States dollar deposits ("LIBOR") plus 0.085% per annum or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date. The Pass-Through Rate for the Class A-2 Group I Certificates and the Class A-3 Group I Certificates will be

6.600%, and 6.925% per annum, respectively. The Pass-Through Rate for the Class A-4 Group I Certificates will be the lesser of (i) 7.275%, provided however that if the Trustee has not solicited bids for the purchase of the Mortgage Loans by the 90th day following the first payment date on which the aggregate principal balance of the Mortgage Loans has declined to 10% or less of the original aggregate principal balance of the Mortgage Loans, 7.775% or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date less 0.50% on the 13th payment date and thereafter. The Pass-Through Rate for the Class A-5 Group II Certificates will be equal to the lesser of (i) LIBOR plus 0.200% per annum and (ii) the weighted average net coupon rate of the adjustable rate mortgage loans.

     The aggregate principal amount of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group II Certificates was $63,500,000, $30,200,000, $21,300,000, $19,733,000 and $138,866,000,
respectively.

     The Class B Certificates represent a beneficial ownership interest in a portion of the interest payments on the Mortgage Loans. Distributions on the Class B Certificates are calculated as described in the Pooling and Servicing Agreement.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 7, 1996 and the Prospectus Supplement dated February 25, 1997, filed pursuant to Rule 424(b)(2) of the Act on March 4, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

     1.1 Underwriting Agreement, dated February 25, 1997, among Access Financial Lending Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

     4.1 Purchase and Sale Agreement, dated as of February 1, 1997 between Access Financial Lending Corp. and Access Financial Receivables Corp.

     4.2 Pooling and Servicing Agreement, dated as of February 1, 1997, among Access Financial Lending Corp., as seller and master servicer, Access Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

     10.1 Indemnification Agreement, dated as of February 1, 1997, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           ACCESS FINANCIAL LENDING CORP.
                             as Registrant and on behalf of ACCESS
                             FINANCIAL MORTGAGE LOAN TRUST 1997-1


                              By:/s/ Dan J. Cheever
                                 ------------------------------------
                                  Name:   Dan J. Cheever
                                  Title:  Chief Financial Officer
                                          and Secretary


Dated:            March 11, 1997

                                  EXHIBIT INDEX


      Exhibit No.         Description
      -----------         -----------

          1.1             Underwriting Agreement, dated February
                          25, 1997, among Access Financial Lending
                          Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

          4.1 Purchase and Sale Agreement, dated as of February 1, 1997 between Access Financial Lending Corp. and Access Financial
                          Receivables Corp.

          4.2 Pooling and Servicing Agreement, dated as of February 1, 1997, among Access
                          Financial Lending Corp., as seller and
                          master servicer, Access Financial
                          Receivables Corp., as transferor, and The
                          Chase Manhattan Bank, as trustee.

         10.1 Indemnification Agreement, dated as of February 1, 1997, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and J.P. Morgan Securities Inc.